EXHIBIT 99.2

CERTIFICATION PERSUANT TO 18 U.S.C.. SECTION 1350, AS ADOPTED PERSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daron H. Smith, the Controller and Principal Accountant of HydroMaid International, Inc., certify that: (i) the June 30, 2002 Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of HydroMaid International, Inc.

Date: 08/19/02	*By:	/s/ Daron H. Smith
Controller
(Principal Accountant)

* The position of Chief Financial Officer is currently vacant.